UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 8, 2003

The Midland Company

(Exact name of registrant as specified in its charter)

Ohio	1-6026	31-0742526

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Midland Boulevard, Amelia, Ohio 45102-2607

Registrant’s Telephone Number, including area code	(513) 943-7100

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EX-99.1 PowerPoint Presentation
EX-99.2 Press Release
EX-99.3 Explanation of Non-Gap Financial Measures

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibit 99.1 Slides from Management Presentation dated April 9, 2003. Exhibit 99.2 Company Press Release dated April 8, 2003. Exhibit 99.3 Explanation of Non-GAAP Financial Measures.

Item 12. Results of Operations and Financial Condition

On April 8, 2003, the Company issued the press release filed herewith as Exhibit 99.2.
The entire slideshow presentation is also available at the Company’s website: www.midlandcompany.com

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Midland Company

(Registrant)

Date	April 9, 2003	/s/John I. Von Lehman

Executive Vice President, Chief Financial Officer and Secretary